SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

  = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = =


                                FORM 8-K/A
                   FIRST AMENDMENT TO CURRENT REPORT

                    Pursuant to Section 13 or 15(d)
                of the Securities Exchange Act of 1934

  = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = =

                Date of Original Report:  October 28, 1999

                Date of Amended Report:  December 27, 1999


                             Salient Cybertech, Inc.
            (Exact name of Registrant as specified in Charter)


           Delaware               0-28772               35-1990559
(State or Other Jurisdiction    (Commission           (IRS Employer)
     of Incorporation)          File Number)        Identification No.)


                1715 Stickney Pt. Rd. Suite A-12, Sarasota FL
                  (Address of Principal Executive Offices)


                                   34231
                                (Zip Code)


                              (941) 349-6583
           Registrant's Telephone Number, including Area Code


                           Sloan Electronics, Inc.
        (Former name or former address, if changed since last report)





This Current Report on Form 8-K/A is comprised of 26 sequentially numbered pages, including exhibits. The exhibit index is located at page 21.

ITEM 2.	Acquisition of Assets

Management's Discussion and Analysis of Financial Condition and Results of Operations

Discussion of Financial Information

On September 24, 1999 Salient Cybertech, Inc. (Salient) purchased 100% of all the outstanding shares of Gemini Learning Systems, Inc. (Gemini), as fully described in ITEM 2 of the First Amendment to the Current Report on Form 8K, filed on October 28, 1999. As a result of the aforementioned transaction, Salient gained the active operating company, whose historical and current activities are fully described in ITEM 2 of the First Amendment to the Current Report on Form 8K mentioned above.

The operating data for the parent company, and a full discussion thereof, as well as Financial Statements for the fiscal year ended December 31, 1997, December 31, 1998, and the first three quarters of 1999, were filed with the SEC on Form 10-KSB for the fiscal years ended December 31, 1998, and December 31, 1997, and Form QSB for the periods ended March 31, 199, June 30, 1999, and September 30, 1999, and are incorporated herein by reference.

Pro-Forma consolidated Statements are in ITEM 7, below.

Gemini Learning Systems, Inc,. Discussion of Financial Information

For the six months ended June 30, 1999 Gemini had revenues of $67,6923, while in the fiscal period period ended December 31, 1998, revenues were $35,123.

Earnings for the two periods were $55,239 and ($10,079), respectively. This was reflective of the Scientific Tax Credit of $31,470 for the six months ended June 30, 1999 and $94,950 for the period ended December 31, 1998. These Credits are refunded to Gemini by the Government of Canada. Expenses were $43,923 for the 6 month period ending June 30, 1999, as compared to the $139,852 for the year ended December 31, 1998. Overall, the major expense in both periods were salaries, payments for development to consultants, and Research and Development.

The cash and investment certificate position of Gemini increased from $0 on December 31, 1998, to $3,805 on June 30, 1999. Retained earnings grew from $369,900 on December 31, 1998 to $441,368 on June 30, 1999.
Gemini also had direct taxes recoverable of $64,122 on June 30, 1999. Overall, liquidity increased from $39,011 on December 31, 1998 to $88,511 on June 30, 1999.

Fiscal Periods

For the fiscal year ended December 31, 1998, Gemini had revenues of $35,123, while in the same periods ending in 1997 and 1996, revenues were $156,180 and $155,774 respectively.

Earnings for the three periods were ($10,079) for the fiscal year ending December 31, 1998 and $64,314 and $30,847 for the periods ending on December 31, 1997 and 1996, respectively. Expenses were $139,852 for the period ending December 31, 1998 as compared to the $145,532 and $194,425, respectively, for the previous two fiscal years. Overall, the major costs were wages and consulting fees for software development, and amortization of R&D expenses. Investment tax credits for the fiscal period ending December 31, 1998 were $94,650 as compared to $53,666 and $69,489 in the two previous fiscal years. Investment tax credits were obtained from the Government of Canada for the R&D carried out by Gemini.

Overall liquidity was $39,011 on December 31, 1998 with a cash position of $0, as compared to overall liquidity of $82,179 and a cash position of $3,785 on December 31, 1997. Liquidity was $80,943 on December 31, 1996, with a cash position of $0. Retained earnings were $369,900 on December 31, 1998, as compared to $439,409 on December 31, 1997, and, $393,247 on
December 31, 1996.

All dollar figures in this Item 2 are in U.S. dollars.

The six month Audited Financial Statements referred to are enclosed herein, in ITEM 7, and are in U.S. dollars.

The Audited Financial Statements for the fiscal years ending December 31 for the years 1998, 1997, and 1996 are enclosed herewith in ITEM 7. All values in this section are in U.S. Dollars.

The Pro-Forma Statements for the six month period ending June 30, 1999, and the Pro-Forma Statements for the Fiscal years ending December 31, 1998, December 31, 1997, and December 31, 1996 are located in ITEM 7, herein.

Material Events

Salient Cybertech, Inc., on September 24, 1999, purchased all the outstanding shares of Gemini Learning Systems, Inc. The transaction is fully described in the First Amendment to the Current Report on Form 8-K filed on October 28, 1999 and incorporated in its entirety herein.

Liquidity

Management believes that Gemini has the cash funds and necessary liquidity to meet the needs of the company over the next year, assuming sales and development efforts conform to the standards historically set.

ITEM 7.	Financial Statements of Businesses Acquired or to be Acquired

A.	Financial Statements:

        See following pages

                         GEMINI LEARNING SYSTEMS INC.
                            (a Canadian Company)

                     Comparative Financial Statements and
                           Accountant's Audit Report
                             For the Years Ended
                    December 31, 1998, 1997 and 1996, and
                   For the Six Period Ended June 30, 1999.

                           SALIENT CYBERTECH, INC.
                        Pro-Forma Financial Statements
                             For the Years Ended
                 December 31, 1998, 1997 and 1996, and the
                      Six Months ended June 30, 1999

                        GEMINI LEARNING SYSTEMS INC.

                     COMPARATIVE FINANCIAL STATEMENTS

                  December 31, 1998, 1997 and 1996, and
                The Six Month Period Ended June 30, 1999.





                           TABLE OF CONTENTS
_____________________________________________________________________________



                                                                  Page

                       Accountant's Audit Report                     7

Financial  Statements:


     Balance Sheet                                                   8


     Statements of Operations and Retained Earning                   9


     Statement of Stockholder's Equity                              10


     Statements of Cash Flows                                       12


     Notes to Financial Statements                                  17



______________________________________________________________________

                           SALIENT CYBERTECH, INC.

                       PRO-FORMA FINANCIAL STATEMENTS

                   December 31, 1998, 1997 and 1996, and
                 The Six Month Period Ended June 30, 1999.





                           TABLE OF CONTENTS
                         PRO-FORMA STATEMENTS
______________________________________________________________________


                                                            Page





Accountant's Audit Report                                      7


Financial  Statements:


     Balance Sheet                                            13


     Statements of Operations and Retained Earning            14


     Statement of Stockholder's Equity                        15


     Statements of Cash Flows                                 16


     Notes to Financial Statements                            17



______________________________________________________________________

Stan J.H. Lee & Co., CPAs                         tel) 201-944-7246
440 West St.  Suite 300                           fax) 201-944-7759
Fort Lee, N.J. 07024-5058                         e-mail) sierra5533@aol.com
                                                  www.dmhd-cpa.com



INDEPENDENT AUDITOR'S REPORT


To the Board of Directors and
Shareholder of
Gemini Learning Systems, Inc.
Calgary, Alberta, Canada


We have audited the accompanying comparative balance sheet of Gemini Learning Systems Inc. as of December 31, 1998, l997, 1996, and June 30, 1999 and the related comparative statement of operations and retained earnings, consolidated statement of stockholders' equity and consolidated statement of cash flows for the periods then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Gemini Learning Systems, Inc. at December 31, 1998, l997, 1996, and the six month period ended June 30, 1999, and the results of its operations and its cash flow for the years then ended in conformity with generally accepted accounting principles.

We have compiled pro-forma financial statements for the periods ended December 31, 1998, 1997, 1996, and the six month period ended June 30,
1999 for Salient Cybertech, Inc. and Gemini Learning Systems, Inc., utilizing the audited statements presented herein, and the audited financial statements for Salient Cybertech, Inc. prepared by Bobbitt, Pittenger and Company, P. A. In our opinion, the pro-forma financial statements referred to above present fairly, in all material respects, the financial position of Gemini Learning Systems, Inc. at December 31, 1998, l997 1996, and the six month period ended June 30, 1999, and the results of its operations and its cash flow for the periods then ended in conformity with generally accepted accounting principles.


/s/Stan J.H. Lee & Co., CPAs/s/

December 22, 1999
Fort Lee, NJ

                        GEMINI LEARNING SYSTEMS INC.
                     BALANCE SHEET AS OF JUNE 30, 1999,
                   DECEMBER 21, 1998, DECEMBER 31, 1997 AND
                             DECEMBER 31, 1996


                         6/30/99   12/31/98   12/31/97   12/31/96
ASSETS

Current Assets:
Cash                      $3,805   $      -   $  3,785   $      -
Accounts Receivable       18,275     36,793     23,490      1,002
Due from a shareholder         -          -          -      5,230
Prepaid expenses and
sundry assets              2,309      2,218      2,381      5,370
Income taxes recoverable  64,122          -     52,523     69,341
                          88,511     39,011     82,179     80,943

Research and Development,
net of
accumulated amortization 472,959    408,435    422,857    379,485


Property and Equipment,
net of
accumulated depreciation  14,133     17,808     25,669     32,568

TOTAL ASSETS            $575,603   $465,254   $530,705   $492,996

LIABILITIES

Current Liabilities:
Bank Indebtedness         $5,801   $  2,779   $    719     61,643
Accounts payable and
accrued liabilities       56,286     42,803     25,179     20,320
Capital lease obligations    577      2,614      7,199     17,779
Other payable                  -          -      6,023          -
                          62,664     48,196     39,120     99,742

Long-Term Debt:
Notes payable             35,521     33,224     48,994          -
Due to shareholders       36,025     13,927      3,175          -

TOTAL LIABILITIES        134,210     95,347     91,289     99,742

SHAREHOLDERS' EQUITY

Capital Stock
(See Notes)                    7          7          7          7
Retained Earnings        441,386    369,900    439,409    393,247
                         441,393    369,907    439,416    393,254

                        $575,603   $465,254   $530,705   $492,996







See Accompanying Notes Which are an Integral Part of Financial Statements

                        GEMINI LEARNING SYSTEMS INC.
               STATEMENTS OF EARNINGS AND RETAINED EARNINGS
               FOR THE SIX MONTH PERIOD ENDED JUNE 30, 1999
            AND FOR THE FISCAL YEARS ENDED DECEMBER 31, 1998,
                  DECEMBER 31, 1997 AND DECEMBER 31, 1996



                           6/30/99   12/31/98   12/31/97   12/31/96

REVENUE                   $ 67,692   $ 35,123   $156,180   $155,774

GENERAL AND
ADMINISTRATIVE EXPENSES

Wages and Benefits           5,827    104,736     80,846    109,803
Consulting, sub-contract
and materials               45,197     44,650     25,443     23,208
Office                       4,798     22,786     14,483     76,057
Rent                         7,610     19,766     14,634     13,051
Bank Charges and Interest      718     10,963     10,395      6,935
Telephone                    1,953      4,410      5,964      6,369
Travel                       1,609      4,906      4,248      2,178
Automotive                     870      3,345      3,618      2,916
Bad debts                        -          -     76,271          -
Amortization                47,804     75,089     85,547     80,955
Capitalization of research
& development              (72,462)  (150,798)  (175,917)  (127,047)

                            43,923    139,852    145,532    194,425

EARNINGS BEFORE INCOME
TAXES                       23,769   (104,729)    10,648    (38,651)

RECOVERY OF SCIENTIFIC
RESEARCH
TAX CREDITS                 31,470     94,650     53,666     69,498

NET INCOME (LOSS)           55,239    (10,079)    64,314     30,847

RETAINED EARNINGS,
beginning of year          369,900    439,409    393,247    362,400

NET GAIN (LOSS) FROM
CURRENCY CONVERSION         16,247    (59,430)   (18,152)

RETAINED EARNINGS,
end of year                441,386    369,900    439,409    393,247

EARNINGS Per share           $0.26     ($0.05)     $0.32      $0.16





See Accompanying Notes Which are an Integral Part of Financial Statements

                        GEMINI LEARNING SYSTEMS INC.
           STATEMENT OF STOCKHOLDERS EQUITY FOR THE SIX MONTH PERIOD ENDED JUNE 30, 1999 AND FISCAL YEARS ENDED DECEMBER 31, 1998 AND
                 DECEMBER 31, 1997 AND DECEMBER 31, 1996





                        Common Stock
                        Numbers of Shares   Amount    Retained
                                                      Earnings   Total
                                                                 Stockholders'
                                                                 Equity
BALANCE AS OF 01/01/96
(See Notes)             20,000,000            $7       $362,400  362,407
Shares Issued in years
1996 & 1997                      -             -             -

Net Income- year 1996            -             -         30,847
BALANCE AS OF 12/31/96  20,000,000            $7        393,247  393,254

BALANCE AS OF 01/01/97                                  393,247

Net Income- year 1997            -             -         64,314
Net gain (Loss) -
Currency conversion                                     (18,152)

BALANCE AS OF 12/31/97  20,000,000            $7       $439,409  439,416


BALANCE AS OF 01/01/97
(See Notes)             20,000,000            $7       $393,247 $393,254

Shares Issued in 1997            -             -

Net Income in 1997               -             -         64,314

Net gain (Loss) -
Currency conversion                                     (18,152)

BALANCE AS OF 12/31/97  20,000,000            $7        439,409  439,416

BALANCE AS OF 01/01/98                                  439,409

Net Income (Loss) in 1998        -             -        (10,079)

Net gain (Loss) -
Currency conversion                                     (59,430)

BALANCE AS OF 12/31/98  20,000,000            $7       $369,900 $369,907




See Accompanying Notes Which are an Integral Part of Financial Statements

                        GEMINI LEARNING SYSTEMS INC.
         STATEMENT OF STOCKHOLDERS' EQUITY FOR THE SIX MONTH PERIOD
       ENDED JUNE 30, 1999 AND FISCAL YEARS ENDED DECEMBER 31, 1998 AND
                  DECEMBER 31, 1997 AND DECEMBER 31, 1996



BALANCE AS OF 01/01/99
(See Notes)             20,000,000            $7       $369,900 $369,907

Shares Issued between
01/01/99 AND 06/30/99             -            -

Net Income(Loss)                                         55,239

Net gain (Loss) -
currency conversion                                      16,247

BALANCE AS OF 06/30/99  20,000,000            $7       $441,386 $441,393




See Accompanying Notes Which are an Integral Part of Financial Statements

                        GEMINI LEARNING SYSTEMS INC.
                          STATEMENTS OF CASH FLOW

                        FOR THE SIX MONTH PERIOD ENDED

              JUNE 30, 1999 AND FISCAL YEARS ENDED DECEMBER 31, 1998
                             AND DECEMBER 31, 1997


                                 06/30/99    12/31/98    12/31/97

CASH FLOWS FROM OPERATING
ACTIVITIES:
Net Income (Loss)                 $55,239    ($10,079)    $64,314
Noncash Items Included in
Net Income                         71,401      75,089      85,547
Decrease in Accounts Receivable    18,518     (13,303)    (23,021)
Decrease amount due from
shareholder                                         -       5,116
(Increase) in prepaid expenses
and sundry assets                     (91)          -       2,820
(Increase) Decrease in income
taxes recoverable                 (64,122)     25,163      14,078
Increase (Decrease) in bank
indebtedness                        3,022       2,185     (59,562)
Increase in accounts payable
and accrued liabilities            13,483      20,043       5,851
Decrease in capital lease
obligation                         (2,037)     (4,240)    (10,036)
Increase (Decrease) in other
payable                                        (5,814)      6,154
                                  $95,413     $89,044     $91,261

CASH FLOWS FROM INVESTING
ACTIVITIES:
Expenditure for property and
equipment                          (3,675)
Expenditure for research and
development                       112,328)    (91,324)   (140,779)
                                 (116,003)    (91,324)   (140,779)


CASH FLOWS FROM FINANCING
ACTIVITIES:
Increase in notes payable-
financing obtained (paid back)      2,297     (12,870)     50,059
Due to shareholders                22,098      11,365       3,244
                                   24,395      (1,505)     53,303


Net Increase(Decrease)
in Balance of Cash                  3,805      (3,785)      3,785

Cash at Beginning of Period             -       3,785           -

Cash at End of Period              $3,805     $    (0)    $ 3,785





See Accompanying Notes Which are an Integral Part of Financial Statements

                        SALIENT CYBERTECH, INC.
                   PRO-FORMA COMPARITIVE BALANCE SHEETS
          AS OF DECEMBER 31, 1998, 1997, 1996, AND JUNE 30, 1999

                             6/30/99   12/31/98   12/31/97   12/31/96
ASSETS
Current Assets:
Cash                          $4,711   $ 19,792   $  7,721   $      -
Accounts Receivable           32,112     48,919    113,222      1,002
Inventory                     21,108     27,171     10,151          -
Due from a shareholder        33,565     33,565     33,565      5,230
Prepaid expenses and
sundry assets              1,055,112     28,640      2,381      5,370
Income taxes
recoverable                   64,122          -     52,523     69,341
Deferred syndication
costs                        100,000    100,000
                           1,310,730    258,087    219,563     80,943
Non-Current Assets:
Prepaid legal fees           328,125
Research and Development,
net of
accumulated amortization     472,959    408,435    422,857    379,485

Property and Equipment,
net of
accumulated depreciation      15,577     19,700     27,556     32,568

TOTAL ASSETS               2,127,391    686,222    669,976    492,996

LIABILITIES
Current Liabilities:
Bank Indebtedness             $5,801   $  2,779   $    719     61,643
Accounts payable and
accrued liabilities          144,423    122,539    149,765     20,320
Accrued Expenses             186,035    117,442     21,530          -
Accrued Interest               9,775      8,650      5,950          -
Accrued Interest-Related
party                         63,107     41,189     17,926          -
Capital lease obligations        577      2,614      7,199     17,779
Other payable                      -          -      6,023          -
                             409,718    295,213    209,112     99,742

Long-Term Debt:
Notes payable                 61,208     74,942     63,994          -
Notes payable-Related
party                        242,200    210,000    160,000          -
Due to shareholders           36,025     13,927      3,175          -

TOTAL LIABILITIES            749,151    594,082    436,281     99,742

SHAREHOLDER'S EQUITY
Capital Stock
Authorized-80,000,000
Common shares, par value
0f $0.001
Issued and outstanding-       11,655     10,642      9,196      8,507
Additional Paid-in-capital 2,444,681    603,134    376,497          -
Retained Earnings
(Accumulated Deficit)     (1,078,096)  (521,636)  (151,998)    384,747

TOTAL SHAREHOLDERS'
EQUITY                     1,378,240     92,140    233,695     393,254
                          $2,127,391   $686,222   $669,976    $492,996

                           SALIENT CYBERTECH, INC.
                      CONSOLIDATED PRO-FORMA COMPARATIVE
                  STATEMENTS OF EARNINGS AND RETAINED EARNINGS


                             FOR THE PERIODS ENDED
                DECEMBER 31, 1998, 1997, 1996, AND JUNE 30, 1999

                           6/30/99   12/31/98   12/31/97   12/31/96

REVENUE                   $ 81,109   $119,782   $488,857   $155,774
COST OF SALES                8,621     67,929    261,412

GROSS PROFIT                72,488     51,823    227,445    155,774

GENERAL AND
ADMINISTRATIVE EXPENSES

Wages and Benefits         231,239    280,601    195,843    109,803
Consulting, sub-contract
and materials              363,178    152,204     72,805     23,208
Office                      35,583     57,642     42,011     84,557
Rent                        17,464     19,766     46,875     13,051
Bank Charges and Interest   24,354     39,479     36,271      6,935
Telephone                    9,495     11,110     13,859      6,369
Travel                       5,170     10,767     13,484      2,178
Automotive                     870      9,034     12,603      2,916
Bad debts                        -          -     96,192          -
Amortization                47,804     75,089     85,547     80,955
Depreciation                     -        695        747          -
Capitalization of research
& development expenditures (72,462)  (150,798)  (175,917)  (127,047)

                           662,695    505,589    440,320    185,925

SELLING EXPENSES

Selling Expenses            38,970      1,277     31,921          -

TOTAL EXPENSES             701,665    506,866    472,241    185,925

INCOME (LOSS) BEFORE
OTHER INCOME AND
EXTRAORDINARY GAIN        (629,177)  (455,043)  (244,796)   (38,651)

OTHER INCOME                25,000

INCOME (LOSS) BEFORE
EXTRAORDINARY GAIN        (604,177)

EXTRAORDINARY GAIN
(SEE NOTE)                  31,470    144,835     53,666     69,498

NET INCOME                (572,707)  (310,208)  (191,130)    22,347

RETAINED EARNINGS,
beginning of year         (521,636)  (151,998)    57,284    362,400

NET GAIN (LOSS) FROM
CURRENCY CONVERSION         16,247    (59,430)   (18,152)         -

RETAINED EARNINGS,
end of year             (1,078,096)  (521,636)  (151,998)   384,747

EARNINGS per share      ($0.018)     ($0.010)   ($0.006)    $0.0007

                         SALIENT CYBERTECH, INC.
                         CONSOLIDATED PRO-FORMA
                    STATEMENT OF STOCKHOLDER'S EQUITY
   FOR PERIODS ENDED DECEMBER 31, 1998, 1997, 1996 AND JUNE 30, 1999

                                                      Retained
                        Common Stock       Additional Earnings/   Total
                        Numbers of         Paid-in-   Acumulated
Stockholder's
                        Shares      Amount capital    Deficit     Equity
                       (000's)

BALANCE AS OF 01/01/96  28,507     $8,507             $  362,400 $  370,907

Shares Issued in years
1996 & 1997             28,507                                -          -

Net Income- year 1996        -          -                 22,347     22,347
BALANCE AS OF 12/31/96  28,507     $8,507 $        -     384,747    393,254

BALANCE AS OF 01/01/97  28,507      8,507          -      57,284    393,254

Shares Issued in 1997      689        689    376,497           -    376,497

Net Income- year 1997                                   (191,130)  (191,130)
Net gain (Loss) -
Currency conversion                                      (18,152)   (18,152)

BALANCE AS OF 12/31/97  29,196    $ 9,196 $  376,497    (151,998)$  233,695


BALANCE AS OF 01/01/98  29,196      9,196    376,497    (151,998)   233,695


Shares Issued in 1998    1,446      1,446    226,637           -    228,083
Net Income- year 1998                                   (310,208)  (310,208)

Net gain (Loss) -
Currency conversion                                      (59,430)   (59,430)

BALANCE AS OF 12/31/98  30,642    $10,642 $  603,134 $  (521,636)$   92,140

BALANCE AS OF 01/01/99  30,642     10,642    603,134    (521,636)    92,140


Shares Issued            1,013      1,013  1,841,547           -  1,842,560
Net Income-6/30/98                      -               (572,707)  (572,707)
Net gain (Loss)
currency conversion                                       16,247     16,247

BALANCE AS OF 06/30/99  31,655    $11,655 $2,444,681 $(1,078,096)$1,378,240

                           SALIENT CYBERTECH, INC.
                           CONSOLIDATED PRO-FORMA
                          STATEMENTS OF CASH FLOWS

                 DECEMBER 31, 1998, 1997, AND JUNE 30, 1999

                                 06/30/99    12/31/98    12/31/97

CASH FLOWS FROM OPERATING
ACTIVITIES:
Net Income                      ($572,707)  ($310,208)  ($191,130)
Noncash Items Included in
Net Income                         71,850      75,784      8,6294
Increase in Accounts Receivable    16,807      77,606    (102,342)
Increase in Inventory               6,063     (17,020)     18,014
Decrease in due from a
shareholder                             -     (13,303)      5,116
Decrease in prepaid expenses
and sundry assets                  13,268     (28,422)      2,820
Decrease in income
taxes recoverable                 (64,122)     25,163      14,078
Decrease in bank
indebtedness                        3,022       2,185     (59,562)
Increase in accounts payable
and accrued liabilities            21,883      27,561     122,995
Increase in Accrued Expenses       91,637      95,912      21,341
Decrease in capital lease
obligation                         (2,037)     (4,240)    (10,036)
Increase in other
payable                                 -      (5,814)      6,153
Deferred syndication costs              -    (100,000)
Stock issued for services         464,694      11,000
Stock issued for accrued
interest                                -       2,083
Forgiveness of Accounts
Payable                                 -     (50,185)
Deposits                                -           -       1,700
Customer Deposits                       -           -      (2,400)
Other Assets                            -           -      54,841
                                  $50,358   $(185,915)   $(21,027)

CASH FLOWS FROM INVESTING
ACTIVITIES:
Expenditure for research and
development                      (112,328)    (91,324)   (140,779)
Purchase of Equipment              (3,975)       (903)     (1,584)
                                 (116,003)    (92,227)   (142,363)


CASH FLOWS FROM FINANCING
ACTIVITIES:
Proceeds from loans                35,000     125,718      50,000
Proceeds from sale of
Common Stock                       10,000     166,000      44,000
Notes payable-
financing obtained (paid back)    (16,534)    (12,870)     50,059
Due to shareholders                22,098      11,365       3,244
                                   50,564     290,213     147,303


Net Increase(Decrease)
in Balance of Cash                (15,081)     12,071     (16,087)

Cash at Beginning of Period        19,762       7,721      23,808

Cash at End of Period              $4,711     $19,792     $ 7,721

                        GEMINI LEARNING SYSTEMS INC.
                    NOTES TO FINANCIAL STATEMENTS and
                     PRO-FORMA FINANCIAL STATEMENTS

1. Incorporation and Business Activity

Gemini Learning Systems, Inc. ("Gemini"), was organized under the laws of the Canadian Province of Alberta in June, 1990.

Gemini is a software applications development company, specializing in distance education and training solutions. The company created and markets software technology called SWIFT (SoftWare Intelligent Freeform Training). The Company is emerging from its development phase, having created an entire product line based on the SWIFT technology. The company has begun to establish clients and a distribution network in Canada, the United States, the United Kingdom and Europe.

2. Summary of Significant Accounting Policies

a) Principles of Consolidations

Gemini Learning Systems Inc., was purchased by Salient Cybertech, Inc. on September 24, 1999 for 20,000,000 shares in the common stock of Salient Cybertech, Inc. For the purposes of this audit, except for the restatement of shareholder's equity to reflect this transaction, the statements are those of Gemini. The pro-forma statements presented after the audited financial statements reflect the consolidated pro-forma statements of Salient Cybertech, Inc., and Gemini, the sole subsidiary of Salient Cybertech, Inc. These statements were derived from the audited statements of both companies, but were not themselves audited (See auditor's report). The notes refer to the Gemini Statements unless otherwise indicated.

b) Revenue and Expense Recognition

The Company prepares its financial statements on the accrual accounting basis. Consequently, certain revenue and related assets are recognized when earned rather than when received, and certain expenses are recognized when the obligation is incurred or the asset consumed, rather than when paid.

c) Accounting Method

The Company recognizes income and expenses on accrual basis.

d) Depreciation

Depreciation is computed by using the straight-line method for financial reporting purposes and the modified accelerated cost recovery method for federal income tax purposes.



See Accompanying Accountant's Audit Report, which is an Integral Part of Financial Statements.

                        GEMINI LEARNING SYSTEMS INC.
                     NOTES TO FINANCIAL STATEMENTS and
                      PRO-FORMA FINANCIAL STATEMENTS

2. Summary of Significant Accounting Policies - Continued

e) Income Taxes

Income taxes are provided for the tax effects of transactions reported in the financial statements and consist of taxes currently due plus deferred taxes related primarily to differences between the bases of certain assets and liabilities for financial and tax reporting. The deferred taxes represent the future tax return consequences of those differences, which will either be taxable when the assets and liabilities are recovered or settled.

f) Net Operating Loss Carry-forward

Income taxes are provided for the tax effects of transactions reported in the financial statements and consist of taxes currently due plus deferred taxes for operating losses that are available to offset future taxable income.

g) Intangible Assets

Intangible assets subject to amortization include organization costs, loan closing costs, and in-force leasehold costs. Organization costs and in-force leasehold costs are being amortized using the interest method over the life of the related loan.

h) Reclassifications

Certain accounts in the prior-year financial statements have been reclassified for comparative purposes to conform with the presentation in the current-year financial statements.

i) Property and Equipment

Property and equipment are carried at cost. Depreciation of property and equipment is provided using the straight-line method for financial reporting purposes at rates based on the following estimated useful lives:

Machinery and equipment	3-10
Furniture and fixtures	3-10
Engineering equipment	3-10

For federal income tax purposes, depreciation is computed using the modified accelerated cost recovery system. Expenditures for major renewals and betterment that extend the useful lives of property and equipment are capitalized. Expenditures for maintenance and repairs are charged to expense as incurred.

See Accompanying Accountant's Audit Report, which is an Integral Part of Financial Statements

j) Inventories

Inventories are stated at the lower of cost (determined on the first-in, first-out basis) or market.


3. Business Combination

Pursuant to an Agreement dated September 24, 1999, and effective on that date, Salient Cybertech, Inc. issued 20,000,000 common shares in exchange for all outstanding shares in the capital of Gemini Learning Systems, Inc.

4. Accounts Receivable

These amounts are due from customers for products delivered. All accounts are considered collectible and no allowance for doubtful accounts has been recorded.


5. Research and Development

All research and development expenditures net of refundable income tax credits (said refund issued by Revenue Canada, irrispective of the existence of net taxable income) have been capitalized and are being amortized on a ten year straight line basis. Costs incurred internally have been historically charged as expenses, until technological feasibility for the product line (the SWIFT technology) had been established, after which they were capitalized over the expected life of the technology. (SFAS 86).

6. Property and Equipment

Property and Equipment consist of computers and furniture only, with no inventory being kept.

7. Accounts Payable and Accrued Expenses

These amounts are due from customers for products delivered. All accounts are considered collectible and no allowance for doubtful accounts has been recorded.

8. Notes Payable

The notes payable are to Wayne Adolphe, husband of the sole shareholder of Gemini. The loans have no fixed term, bear a simple interest rate of 4% per anum on outstanding principal, and are payable upon a change in ownership.



See Accompanying Accountant's Audit Report, which is an Integral Part of Financial Statements

9. Shareholders Loans

These are loans advanced by the sole shareholder of Gemini. The loans bear no interest and have no fixed term.

10. Common Stocks

The Company is authorized to issue 1,000 with no par value, and, as of December 31, l997, 1,000 voting common shares are issued and outstanding to the sole shareholder of the Company. These have been restated to reflect the purchase of Gemini by Salient Cybertech, Inc.

11. Related Party Transaction

There were no significant non arm's-length basis transactions between the Company and any related party during the Fiscal Years Ended December 31, l996, 1997, 1998, and the six months ended June 30, 1999.

12. Description of Leasing Arrangements

Gemini currently rents approximately 2,104 square feet for its staff, at Suite 605, 839 - 5th Avenue SW, Calgary, Alberta, Canada T2P 3C8.

13. Earnings Per Shares

Earnings (Loss) per share are calculated using the weighted-average number of common shares outstanding and common shares equivalents. The average number of shares outstanding under these assumptions would be 20,000,000 as of December 31, 1996, 1997, 1998, and June 30, 1999.

14. Foreign Currency Conversion

The Financial Statements are expressed in U. S. dollars.

Current assets and liabilities denominated in Canadian dollars at the year end are translated into U.S. dollars at the rate of exchange prevailing on that date. Transactions in foreign currencies are recorded in U.S. dollars at the rates of exchange prevailing on the date of the transactions. Exchange gains and losses are reflected in income.





See Accompanying Accountant's Audit Report, which is an Integral Part of Financial Statements.

ITEM 7 (continued) Exhibits

24.6 Consent of Auditors                                     Page 24

27 Financial Data Schedule                                   Page 25

ITEM 8.	Change in Fiscal Year

Gemini has changed its fiscal year to twelve month periods ending on December 31, the first such period to be the fiscal year ending on December 31, 1999. The change was to bring the fiscal year of the subsidiary in line with that of the parent company.



Signatures



Pursuant to the requirements of the Securities Act of 1934, as amended, the

Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

December 27, 1999

                                Salient Cybertech, Inc.


                                By:/s/Larry Provost/s/
                                _____________________
                                Larry Provost, Chairman

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